Panorama Passage®

Supplement dated August 9, 2006 to the

variable annuity prospectuses dated May 1, 2006

The prospectus is revised as follows:

1.	Effective August 15, 2006, we are changing the maximum amount of purchase payments we accept without our prior approval. The maximum amount is based on your age when we issue a contract or certificate. The maximum amount we will accept, effective August 15, 2006, is:

•	$1.5 million up to age 75 1/2; or

•	$500,000 if older than 75 1/2 or if the owner is a non-natural owner.

(For certificates issued in New York, the term “owner” means “participant.”)

To reflect this change, the prospectus is revised as follows:

a)	On page 13, under the heading “Purchase Payments,” the first two bulleted items are replaced with the following:

•	$1.5 million up to age 75 1/2; or

•	$500,000 if older than 75 1/2 or if the owner is a non-natural owner.

(For certificates issued in New York, the term “owner” means “participant.”)

b)	On page 13, under the heading “Purchase Payments,” delete the first sentence in the paragraph following the first two bulleted items.

2.	In the table located in section “Investment Choices – The Funds,” the row describing the MML Emerging Growth Fund is revised to reflect the following change:

July 14, 2006, the MML Series Investment Fund prospectus was supplemented to announce that Delaware Management Company and Insight Capital Research & Management, Inc. have become co-sub-advisers to the MML Emerging Growth Fund, replacing RS Investment Management, L.P.